[INSERT LOGO]

                                                       Prospectus -- May 1, 1995
                                                       as amended October 24,
                                                       1995
TEMPLETON VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

Templeton Variable Products Series Fund (the 'Trust') is an open-end, diversified management investment company currently consisting of five separate series (the 'Funds'), each with its own investment objective and policies. Shares of the Funds are currently sold only to insurance company separate accounts ('Separate Accounts') to serve as the investment vehicle for Variable Annuity Contracts (the 'Contracts'). The Separate Accounts invest in shares of one or more of the Funds of the Trust in accordance with allocation instructions received from owners of the Contracts. Such allocation rights are described further in the accompanying Prospectus for the Separate Accounts. Certain Funds are not available as an investment vehicle for all Contracts. This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing.


    The five Funds of the Trust are as follows:

          TEMPLETON MONEY MARKET FUND
          TEMPLETON BOND FUND
          TEMPLETON STOCK FUND
          TEMPLETON ASSET ALLOCATION FUND
          TEMPLETON INTERNATIONAL FUND

    AN INVESTMENT IN TEMPLETON MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    ------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995, AS AMENDED SEPTEMBER 29, 1995, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED IN ITS ENTIRETY BY REFERENCE IN AND MADE A PART OF THIS PROSPECTUS. THIS STATEMENT IS AVAILABLE WITHOUT CHARGE UPON REQUEST TO FRANKLIN TEMPLETON DISTRIBUTORS, INC., P.O. BOX 33030, ST. PETERSBURG, FLORIDA 33733-8030 OR BY CALLING THE FUND INFORMATION DEPARTMENT AT 1-800-774-5001 OR 813-823-8712.


    ------------------------------------------------------------------------

SHARES OF THE FUNDS ARE AVAILABLE EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS AS AN INVESTMENT VEHICLE FOR VARIABLE INSURANCE CONTRACTS. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OFFERING THE VARIABLE INSURANCE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

                                                                                                                          PAGE



PROSPECTUS SYNOPSIS....................................................................................................... T-3


FINANCIAL HIGHLIGHTS...................................................................................................... T-5


INVESTMENT OBJECTIVES AND POLICIES........................................................................................ T-9

    Templeton Money Market Fund........................................................................................... T-9

    Templeton Bond Fund...................................................................................................T-10

    Templeton Stock Fund..................................................................................................T-10


    Templeton Asset Allocation Fund.......................................................................................T-10

    Templeton International Fund..........................................................................................T-11

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.......................................................................T-11

RISK FACTORS..............................................................................................................T-15

PURCHASE OF SHARES........................................................................................................T-16

NET ASSET VALUE...........................................................................................................T-16

REDEMPTION OF SHARES......................................................................................................T-17

EXCHANGES.................................................................................................................T-17

MANAGEMENT OF THE TRUST...................................................................................................T-17

BROKERAGE COMMISSIONS.....................................................................................................T-19

DIVIDENDS AND DISTRIBUTIONS...............................................................................................T-19

FEDERAL INCOME TAX STATUS.................................................................................................T-19

OTHER INFORMATION.........................................................................................................T-20

                              PROSPECTUS SYNOPSIS

THE TRUST

Templeton Variable Products Series Fund (the 'Trust') is an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts. An Agreement and Declaration of Trust dated February 25, 1988 (the 'Declaration of Trust') authorizes the Shares of the Trust to be divided into two or more series related to separate portfolios of investments. The Trust currently consists of five series (the 'Funds'), each with its own investment objective and policies. The Funds of the Trust are: Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, and Templeton International Fund. There can be no assurance that any particular Fund's investment objective will be attained. The Board of Trustees may establish additional Funds at any time.

    The Trust was organized primarily as an investment vehicle for use in connection with variable annuity contracts and variable life insurance policies ('variable contracts') offered by one or more life insurance companies. Shares of each Fund may be offered to separate accounts established by insurance companies to serve as the underlying investment vehicle for both variable annuity and life insurance contracts. Shares of the Funds are not offered directly to the general public.

    The various Funds may be used independently or in combination. Shareholders may exchange Shares of a Fund for Shares of one or more of the other Funds. (See 'Exchanges.') Owners of variable contracts should consult the Prospectus for the applicable contract on allocation or transfer of cash value under the contract to a separate account or divisions thereof that invest in the Trust.

    The rights of a separate account as Shareholder should be distinguished from the rights of an owner of a variable contract, which are described in the accompanying Prospectus for the variable contracts. As long as Shares of the Fund are sold only to insurance company separate accounts, the term 'Shareholder' or 'Shareholders' in this Prospectus refers to the separate accounts.

INVESTMENT OBJECTIVES

The investment objectives of each of the Funds are as follows:

        TEMPLETON MONEY MARKET FUND seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days, consisting primarily of short-term U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper, and repurchase agreements.

        TEMPLETON BOND FUND seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, and in debt securities which are convertible into common stock of such companies. The debt securities selected may be rated in any category by Standard & Poor's Corporation ('S&P') or Moody's Investors Service, Inc. ('Moody's'), as well as securities which are unrated by any rating agency.

        TEMPLETON STOCK FUND pursues an investment objective of capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

        TEMPLETON ASSET ALLOCATION FUND seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and in money market instruments. Changes in the asset mix will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

        TEMPLETON INTERNATIONAL FUND seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

    Further information regarding the investment practices of each Fund is set forth under 'Investment Objectives and Policies' in this Prospectus.


MANAGEMENT OF THE TRUST

The investment manager of Templeton Stock Fund, Templeton Asset Allocation Fund and Templeton International Fund is Templeton Investment Counsel, Inc. ('TICI'). The investment manager of Templeton Bond Fund and Templeton Money Market Fund is Templeton Global Bond Managers ('TGBM'), a division of TICI. TICI, including the TGBM division, (the 'Investment Managers') is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. Subject to the overall supervision of the Board of Trustees of the Trust, the Investment Managers manage the investment and reinvestment of the Funds' assets. For its services, Templeton Money Market Fund pays TGBM a maximum amount of 0.35% and Templeton Bond, Stock, Asset Allocation, and International Funds pay TGBM or TICI a maximum amount of 0.50% of the average daily net assets of each Fund. Templeton Funds Annuity Company provides certain administrative facilities and services for the Trust. (See 'Management of the Trust.')

PURCHASE OF SHARES

The Shares may be purchased only by separate accounts of insurance companies which issue variable annuity or life insurance contracts. (See 'Purchase of Shares.')


REDEMPTIONS AND EXCHANGES

Shares of each Fund may be redeemed without cost at the net asset value per share of the Fund next determined after receipt of the redemption request.

    Shares of any Fund may be exchanged for Shares of any other Fund on the basis of relative net asset values. (See 'Exchanges.')


DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains will be distributed as described under 'Dividends and Distributions.' All such distributions will normally be automatically reinvested without charge in additional Shares of the same Fund, unless a Shareholder requests that they be paid in cash.


SPECIAL CHARACTERISTICS

Templeton Bond, Stock, Asset Allocation, and International Funds have an unlimited right to purchase securities in any foreign country and Templeton Stock and Asset Allocation Funds may purchase and sell stock index futures contracts. Templeton Bond Fund may purchase and sell bond index futures contracts. Templeton Bond and Asset Allocation Funds may also purchase and sell financial futures, foreign currency futures contracts and forward foreign currency exchange contracts. Each Fund may invest in repurchase agreements, purchase securities on a 'when-issued' basis, and lend its portfolio securities. Each of these techniques may involve risk, as discussed more fully under 'Description of Securities and Investment Techniques' and 'Risk Factors.'

TRANSFER AGENT AND CUSTODIAN

The Trust serves as its own transfer and dividend disbursing agent. The Chase Manhattan Bank, N.A. serves as Custodian of each Fund's securities and cash.

                              FINANCIAL HIGHLIGHTS

            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

The following table of financial highlights has been audited by McGladrey & Pullen, LLP, independent certified public accountants, for the periods indicated in their report which is incorporated by reference and which appears in the Trust's 1994 Annual Report to Shareholders. This statement should be read in conjunction with the other financial statements and notes thereto included in the Trust's 1994 Annual Report to Shareholders, which contains further information about the Funds' performance, and which is available to shareholders upon request and without charge.

                                                                              Templeton Money Market Fund
                                                           -----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                            1994      1993      1992      1991      1990      1989    1988*
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the year)

NET ASSET VALUE, BEGINNING OF YEAR........................ $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME.....................................     .03       .02       .03       .05       .07      .08      .02
----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS FROM NET INVESTMENT INCOME......................    (.03)     (.02)     (.03)     (.05)     (.07)    (.08)    (.02)
----------------------------------------------------------------------------------------------------------------------------

Change in net asset value for the year....................   --        --        --        --        --        --       --
                                                           -------   -------   -------   -------   -------   ------   ------

NET ASSET VALUE, END OF YEAR.............................. $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN /dagger/.....................................    3.48%     2.41%     3.10%     5.59%     7.51%    8.13%    1.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000)........................... $33,090   $16,992   $21,454   $22,046   $17,982   $5,984   $  679

Ratio of expenses to average net assets...................    0.71%      .75%      .69%      .70%      .84%    1.82%   12.95%**

Ratio of expenses, net of reimbursement,
  to average net assets...................................    0.71%      .75%      .69%      .70%      .84%    1.00%    1.50%**

Ratio of net investment income to average
  net assets..............................................    3.56%     2.38%     3.02%     5.28%     7.19%    7.79%    5.83%**
----------------------------------------------------------------------------------------------------------------------------

        *  For the period August 31, 1988 (commencement of operations) to December 31, 1988.

       **  Annualized.


 /dagger/  Total return figures do not include charges applied under the Contracts. Inclusion of such charges would reduce the total return figures for all periods shown.



                                                                                  Templeton Bond Fund
                                                           -----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                            1994      1993      1992      1991      1990      1989    1988*
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (for a share outstanding
  throughout the year)
NET ASSET VALUE, BEGINNING OF YEAR........................ $ 12.15   $ 10.91   $ 10.99    $10.35    $10.32   $10.19   $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income...................................     .71       .60       .58       .61       .60      .83      .20
  Net realized and unrealized gain (loss).................   (1.28)      .65       .03      1.02       .05     (.07)    (.01)
                                                           -------   -------   -------   -------   -------   ------   ------
    TOTAL FROM INVESTMENT OPERATIONS......................    (.57)     1.25       .61      1.63       .65      .76      .19
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income....................    (.55)    (.005)     (.57)     (.64)     (.62)    (.63)    --
  Distributions from net realized gains...................    (.17)    (.005)     (.12)     (.35)    --        --       --
                                                           -------   -------   -------   -------   -------   ------   ------
    TOTAL DISTRIBUTIONS...................................    (.72)     (.01)     (.69)     (.99)     (.62)    (.63)    --
----------------------------------------------------------------------------------------------------------------------------
Change in net asset value for the year....................   (1.29)     1.24      (.08)      .64       .03      .13      .19
                                                           -------   -------   -------   -------   -------   ------   ------
NET ASSET VALUE, END OF YEAR.............................. $ 10.86   $ 12.15   $ 10.91    $10.99    $10.35   $10.32   $10.19
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN  /dagger/....................................   (4.88)%   11.46%     5.53%    15.86%     6.33%    7.65%    1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)........................... $29,343   $29,347   $15,674    $8,142    $4,076   $2,349   $  254
Ratio of expenses to average net assets...................    0.90%      .83%     1.00%     1.06%     1.56%    3.67%   15.44%**
Ratio of expenses, net of reimbursement,
  to average net assets...................................    0.90%      .83%     1.00%     1.00%     1.00%    1.00%    1.50%**
Ratio of net investment income to average
  net assets..............................................    6.80%     6.50%     6.93%     7.63%     7.65%    8.12%    5.94%**
Portfolio turnover rate...................................  203.91%   170.33%   147.77%   551.45%   107.58%   48.87%    --
----------------------------------------------------------------------------------------------------------------------------

        *  For the period August 31, 1988 (commencement of operations) to December 31, 1988.
       **  Annualized.

 /dagger/  Total return figures do not include charges applied under the Contracts. Inclusion of such charges would reduce the total return figures for all periods shown.


                                                                             Templeton Stock Fund
                                                    ----------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------
                                                      1994       1993       1992       1991      1990      1989     1988*
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (for a share
  outstanding throughout the year)
NET ASSET VALUE, BEGINNING OF YEAR................. $  17.53   $  13.33   $  12.72   $  10.29   $ 11.75   $ 10.25   $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income............................      .26        .23        .25        .27       .32       .18      .18
  Net realized and unrealized
    gain (loss)....................................     (.64)      4.23        .64       2.49     (1.57)     1.34     .071
                                                    --------   --------   --------   --------   -------   -------   ------
    TOTAL FROM INVESTMENT
       OPERATIONS..................................     (.38)      4.46        .89       2.76     (1.25)     1.52      .25
--------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income..............................     (.21)      (.25)      (.28)      (.33)     (.19)     (.02)    --
  Distributions from net realized gains............    --          (.01)     --         --         (.02)    --        --
                                                    --------   --------   --------   --------   -------   -------   ------
    TOTAL DISTRIBUTIONS............................     (.21)      (.26)      (.28)      (.33)     (.21)     (.02)    --
--------------------------------------------------------------------------------------------------------------------------
Change in net asset value for the year.............     (.59)      4.20        .61       2.43     (1.46)     1.50      .25
                                                    --------   --------   --------   --------   -------   -------   ------
NET ASSET VALUE END OF YEAR........................ $  16.94   $  17.53   $  13.33   $  12.72   $ 10.29   $ 11.75   $10.25
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN  /dagger/.............................    (2.20)%    34.00%      7.12%     27.93%   (10.23)%   14.85%    2.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (000)....................... $378,849   $298,392   $166,219   $116,943   $74,264   $49,787   $3,037
Ratio of expenses to average net assets............      .73%       .73%       .75%       .82%      .85%     1.08%    4.39%**
Ratio of expenses, net of reimbursement,
  to average net assets............................      .73%       .73%       .75%       .82%      .85%      .99%    1.50%**
Ratio of net investment income to average
  net assets.......................................     1.81%      1.88%      2.36%      2.82%     3.78%     3.63%    5.55%**
Portfolio turnover rate............................     5.10%      4.88%      8.10%     41.24%    17.94%     5.27%    --
--------------------------------------------------------------------------------------------------------------------------

        *  Period from August 31, 1988 (commencement of operations) to December 31, 1988.
       **  Annualized.

 /dagger/  Total return figures do not include charges applied under the Contracts. Inclusion of such charges would reduce the total return figures for all periods shown.


                                                                         Templeton Asset Allocation Fund
                                                       --------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                         1994       1993      1992      1991      1990      1989     1988*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (for a share
  outstanding throughout the year)
NET ASSET VALUE, BEGINNING OF YEAR.................... $  16.55   $  13.49   $ 12.85   $ 10.45   $ 11.62   $ 10.28   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income...............................      .44        .42       .39       .40       .34       .25      .07
  Net realized and unrealized gain (loss).............     (.92)      3.03       .66      2.38     (1.23)     1.11      .21
                                                       --------   --------   -------   -------   -------   -------   ------
    TOTAL FROM INVESTMENT OPERATIONS..................     (.48)      3.45      1.05      2.78      (.89)     1.36      .28
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income................     (.31)      (.35)     (.41)     (.38)     (.25)     (.02)    --
  Distributions from net realized gains...............     (.07)      (.04)    --        --         (.03)    --        --
                                                       --------   --------   -------   -------   -------   -------   ------
    TOTAL DISTRIBUTIONS...............................     (.38)      (.39)     (.41)     (.38)     (.28)     (.02)    --
---------------------------------------------------------------------------------------------------------------------------
Change in net asset value for the year................     (.86)      3.06       .64      2.40     (1.17)     1.34      .28
                                                       --------   --------   -------   -------   -------   -------   ------
NET ASSET VALUE, END OF YEAR.......................... $  15.69   $  16.55   $ 13.49   $ 12.85   $ 10.45   $ 11.62   $10.28
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN  /dagger/................................    (2.96)%    26.12%     8.42%    27.05%    (7.80)%   13.25%    2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)......................... $288,172   $183,360   $79,242   $35,821   $22,702   $13,150   $  388
Ratio of expenses to average net assets...............      .75%       .77%      .80%      .89%     1.03%     1.41%   14.92%**
Ratio of expenses, net of reimbursement,
  to average net assets...............................      .75%       .77%      .80%      .89%     1.00%     1.00%    1.50%**
Ratio of net investment income to average
  net assets..........................................     4.02%      4.16%     4.47%     3.99%     4.56%     4.81%    2.86%**
Portfolio turnover rate...............................    51.36%     81.50%   120.53%    76.65%     8.46%    10.68%    --
---------------------------------------------------------------------------------------------------------------------------

        *  Period from August 31, 1988 (commencement of operations) to December 31, 1988.
       **  Annualized.

 /dagger/  Total return figures do not include charges applied under the Contracts. Inclusion of such figures would reduce the total return figures for all periods shown.


                                                                                              Templeton International Fund
                                                                                             -------------------------------
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                             -------------------------------
                                                                                               1994        1993       1992*
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)
NET ASSET VALUE, BEGINNING OF PERIOD........................................................ $  13.83     $  9.39     $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income.....................................................................      .12         .10        .06
  Net realized and unrealized gain (loss)...................................................     (.42)       4.34       (.67)
                                                                                             --------     -------     ------
    TOTAL FROM INVESTMENT OPERATIONS........................................................     (.30)       4.44       (.61)
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income......................................................     (.08)      --          --
  Distributions from net realized gain......................................................     (.23)      --          --
                                                                                             --------     -------     ------
    TOTAL DISTRIBUTIONS.....................................................................     (.31)      --          --
----------------------------------------------------------------------------------------------------------------------------
Change in net asset value for the year......................................................     (.61)       4.44       (.61)
                                                                                             --------     -------     ------
NET ASSET VALUE, END OF YEAR................................................................ $  13.22     $ 13.83     $ 9.39
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN  /dagger/......................................................................    (2.22)%     47.28%     (6.10)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)............................................................. $150,090     $43,877     $7,050
Ratio of expenses to average net assets.....................................................      .83%        .95%      1.40%**
Ratio of expenses, net of reimbursement, to average net assets..............................      .83%        .95%      1.00%**
Ratio of net investment income to average net assets........................................     1.89%       1.62%      1.76%**
Portfolio turnover rate.....................................................................     6.32%      15.65%      4.50%
----------------------------------------------------------------------------------------------------------------------------

        *  Period from May 1, 1992 (commencement of operations) to December 31, 1992.

       **  Annualized.

 /dagger/  Total return figures do not include charges applied under the Contracts. Inclusion of such figures would reduce the total return figures for all periods shown.

                       INVESTMENT OBJECTIVES AND POLICIES

The Trust offers five Funds with different investment objectives that are described below. There can be no assurance that any of the Funds will achieve its investment objective.

    The Funds are subject to investment restrictions that are described under the heading 'Investment Restrictions' in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of each Fund are 'fundamental policies' of the Trust, which means that they may not be changed without a majority vote of Shareholders of the affected Fund. With the exception of investment objectives and those restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without Shareholder approval.

    Certain types of investments and investment techniques are described in greater detail under 'Description of Securities and Investment Techniques' in this Prospectus and also in the Statement of Additional Information.

TEMPLETON MONEY MARKET FUND

The investment objective of Templeton Money Market Fund is current income, stability of principal, and liquidity, which it seeks to achieve by investing in money market instruments with maturities not exceeding 397 days, consisting primarily of short term U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper, and repurchase agreements with banks or broker-dealers with respect to these securities. As a fundamental policy, the Fund invests at least 80% of its total assets in these securities.

    In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) purchase only instruments having remaining maturities of 397 days or less; and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization, subject to ratification of the investment by the Board of Trustees). If a security is unrated, it must be of comparable quality as determined in accordance with procedures established by the Board of Trustees, including approval or ratification of the security by the Board except in the case of U.S. Government securities.

    In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Fund may invest in

U.S. Government securities or repurchase agreements that are fully collateralized by U.S. Government securities without any such limitation, and
(ii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Fund's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Fund's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000.

    Templeton Money Market Fund intends to use its best efforts to maintain its net asset value at $1.00 per Share, although there can be no assurance that this will be achieved. The Fund values all of its portfolio securities using the amortized cost method, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of discount or amortization of premium. See 'Purchase and Redemption of Shares; Net Asset Value' in the Statement of Additional Information for a description of certain conditions and procedures followed by the Fund in connection with amortized cost valuation.

    Commercial paper must be issued by domestic corporations or foreign corporations affiliated with domestic corporations and must meet the quality standards described under 'Description of Securities and Investment Techniques.' The Fund may also enter into repurchase agreements, invest in short term corporate debt obligations, purchase securities on a 'when-issued' basis, lend its portfolio securities, and borrow money for emergency purposes. The Fund will not invest more than 10% of its assets in time deposits maturing in more than seven days which do not have secondary trading markets and which are subject to early withdrawal penalties. (See 'Description of Securities and Investment Techniques.')

TEMPLETON BOND FUND

The investment objective of Templeton Bond Fund is high current income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, and in debt securities which are convertible into common stock of such companies. In pursuit of its investment objective, the Fund will invest at least 65% of its assets in bonds and debentures of such issuers. The Fund may invest in debt securities rated in any category by Standard & Poor's Corporation ('S&P') or Moody's Investors Service, Inc. ('Moody's') and securities which are unrated by any rating agency. See 'Risk Factors' and the Appendix in the Statement of Additional Information for a description of the S&P and Moody's ratings.

    The average maturity of debt securities in the Fund's portfolio will fluctuate depending upon TGBM's judgment as to future interest rate changes. Debt securities in which the Fund may also invest include various corporate debt obligations, commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to these securities.

    Templeton Bond Fund may also buy and sell financial futures contracts, bond index futures contracts, and foreign currency futures contracts. The Fund may purchase and sell any of these futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets. In addition, the Fund may invest in forward foreign currency exchange contracts, options on foreign currencies, 'when-issued' securities and collateralized mortgage obligations, lend its portfolio securities, and borrow money for investment purposes (i.e., 'leverage' its portfolio). These investment techniques are discussed under 'Description of Securities and Investment Techniques.'

TEMPLETON STOCK FUND

Templeton Stock Fund pursues an investment objective of capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. In the pursuit of its investment objective, the Fund will normally maintain at least 65% of its assets in common and preferred stocks. The Fund may also invest in securities convertible into common stocks rated in any category by S&P or Moody's and securities which are unrated by any rating agency. See the Appendix in the Statement of Additional Information for a description of the S&P and Moody's ratings. Current income will usually be a less significant factor in selecting investments for the Fund.

    For temporary defensive purposes, the Fund may invest without limit in commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities. The Fund may also enter into firm commitment agreements, purchase securities on a 'when-issued' basis, invest in restricted securities, such as private placements, and borrow money for investment purposes. (See 'Description of Securities and Investment Techniques.')

    The Fund may also purchase and sell stock index futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets. (See 'Description of Securities and Investment Techniques.')

TEMPLETON ASSET ALLOCATION FUND

Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in the following market segments: stocks of companies in any nation, debt securities of companies and governments of any nation, and money market instruments such as those in which Templeton Money Market Fund may invest. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    There are no minimum or maximum percentages as to the amount of the Fund's assets which may be invested in each of the market segments. Except as noted below and under 'Investment Restrictions' in the Statement of Additional Information, TICI has complete flexibility in determining the amount and nature of stock, debt securities, or money market instruments in which the Fund may invest.

    The Fund seeks investment opportunities in all types of securities issued by companies or governments of any nation. It has the flexibility to invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. The Fund may invest in collateralized mortgage obligations and restricted securities, lend its portfolio securities, and borrow money for investment purposes.

    The Fund may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets. The Fund may also invest in forward foreign currency exchange contracts and options on foreign currencies. (See 'Description of Securities and Investment Techniques.')

TEMPLETON INTERNATIONAL FUND

Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. In pursuit of its investment objective, the Fund will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States. Any income realized will be incidental. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any rating agency. See the Appendix in the Statement of Additional Information for a description of the S&P and Moody's ratings.

    For temporary defensive purposes, the Fund may invest without limit in commercial paper, certificates of deposit, bank time deposits in the currency of any nation, bankers' acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities. The Fund may also enter into firm commitment agreements, purchase securities on a 'when-issued' basis, invest in restricted securities, such as private placements, and borrow money for investment purposes. (See 'Description of Securities and Investment Techniques.')

    The Fund may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets. (See 'Description of Securities and Investment Techniques.')

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills and bonds, which are direct obligations of the U.S. Treasury, and Government National Mortgage Association ('GNMA') certificates, the principal and interest of which the Treasury guarantees, are supported by the full faith and credit of the Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Each Fund may invest in GNMA certificates, which are securities representing part ownership of a pool of mortgage loans on which interest and principal payments are guaranteed by the Treasury. Principal is repaid monthly over the term of the loan. Expected payments may be delayed due to the delays in registering newly traded certificates. The mortgage loans will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

COLLATERALIZED MORTGAGE OBLIGATIONS ('CMOS')

Templeton Bond and Asset Allocation Funds may invest in CMOs, which are fixed-income securities collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. In effect, CMOs 'pass-through' the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers, and mortgage poolers; however, the obligation itself is not guaranteed. If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, Templeton Bond and Asset Allocation Funds may buy CMOs without insurance or guarantees if, in the opinion of the Investment Managers, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of each of the Funds. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt securities when interest rates rise, but when interest rates decline, they may not increase as much as other debt securities, due to the prepayment feature.

BANK OBLIGATIONS

Each Fund may invest in certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. All Funds except Templeton Asset Allocation Fund may invest in bankers' acceptances, which are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise and which are 'accepted' by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Each Fund may invest in dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion. Each Fund may also invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. Templeton Asset Allocation and International Funds may hold cash and time deposits with banks in the currency of any major nation.

COMMERCIAL PAPER

Each Fund may invest in commercial paper. Investments in commercial paper are limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix in the Statement of Additional Information for a description of these ratings.

DEBT SECURITIES

Debt securities in which a Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign issuers such as bonds, debentures, notes, commercial paper, and obligations issued or guaranteed by governments or government agencies or instrumentalities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

    As an operating policy, which may be changed by the Board of Trustees without shareholder approval, Templeton Stock, Asset Allocation and International Funds will not invest more than 5% of each Fund's total assets in debt securities rated below BBB by S&P or Baa by Moody's. Templeton Bond and Asset Allocation Funds may invest in medium and lower quality debt securities that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its Shareholders. High risk, lower quality debt securities, commonly referred to as 'junk bonds,' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may be in default. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by a Fund's Investment Manager to insure, to the extent possible, that the planned investment is sound. For temporary defensive purposes, Templeton Stock and International Funds may invest in short-term corporate debt obligations similarly rated. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Templeton Bond and Asset Allocation Funds may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Managers, the issuer may resume interest payments in the near future. Neither of these Funds will invest more than 10% of its total assets in defaulted debt securities.

    Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities. As a result, lower rated securities involve greater risk of loss of income and principal than higher rated securities. A full discussion of the risks of investing in lower quality debt securities is contained under the caption 'Risk Factors.'

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements. When a Fund acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed upon rate of return, which is not tied to the coupon rate on the underlying security. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security. Securities subject to repurchase agreements will be held in a segregated account. The Investment Managers will monitor the value of the collateral to ensure it always equals or exceeds the repurchase price.

BORROWING

Templeton Money Market Fund may borrow up to 5% of its total assets for temporary or emergency purposes. In addition, Templeton Bond, Stock, Asset Allocation, and International Funds may borrow up to 30% of the value of their net assets to increase their holdings of portfolio securities. Under the 1940 Act, the Funds may borrow from banks only, and are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN-ISSUED SECURITIES

Each Fund may purchase securities on a 'when-issued' basis. New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally takes place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. A Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.


LOANS OF PORTFOLIO SECURITIES

Each Fund may lend to broker-dealers or U.S. banks portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. It should be noted that in connection with the lending of its portfolio securities, the Funds are exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the Investment Managers will consider all relevant facts and circumstances including the creditworthiness of the borrower.


RESTRICTED SECURITIES

Templeton Stock, Asset Allocation, and International Funds may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. No restricted securities and no securities for which there is not a readily available market ('illiquid assets') will be acquired by the Funds if such acquisition would cause the aggregate value of illiquid assets and restricted securities to exceed 10% of the Fund's total assets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined by the management and approved in good faith by the Board of Trustees.

FOREIGN SECURITIES

Templeton Bond, Stock, Asset Allocation, and International Funds have an unlimited right to purchase securities in any foreign country, developed or underdeveloped, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. (See 'Risk Factors.') Templeton Money Market Fund may invest in dollar-denominated obligations of foreign branches of domestic banks ('Eurodollar obligations') and dollar-denominated obligations of domestic branches of foreign banks ('Yankee obligations').


DEPOSITARY RECEIPTS

Templeton Bond, Stock, Asset Allocation and International Funds may purchase sponsored or unsponsored American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') and Global Depositary Receipts ('GDRs')

(collectively, 'Depositary Receipts'). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.


EURODOLLAR AND YANKEE OBLIGATIONS

Templeton Money Market Fund may invest in dollar-denominated obligations of foreign branches of domestic banks ('Eurodollar obligations') and dollar-denominated obligations of domestic branches of foreign banks ('Yankee obligations'). These investments may involve risks that are different in some r espects from investments in obligations of domestic branches of domestic banks. Such investment risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Eurodollar and Yankee obligations held by the Fund, possible seizure or nationalization, and the possible establishment of exchange controls or the adoption of other foreign government laws and restrictions applicable to the payment of Eurodollar and Yankee obligations which might adversely affect the payment of principal and interest.

FUTURES CONTRACTS

For hedging purposes only, Templeton Bond, Asset Allocation, and International Funds may buy and sell financial futures contracts and foreign currency futures contracts. Also, for hedging purposes only, Templeton Stock, Asset Allocation, and International Funds may purchase and sell stock index futures contracts, and Templeton Bond Fund may purchase and sell bond index futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

    When a Fund enters into a futures contract, it must make an initial deposit, known as 'initial margin,' as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as 'variation margin,' to cover any additional obligation it may have under the contract. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, a Fund must deposit in a segregated account additional cash or high quality debt securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES.

Templeton Bond Fund and Templeton Asset Allocation Fund may enter into forward foreign currency exchange contracts ('forward contracts') to attempt to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. dollar price of the security or, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This later investment practice is generally referred to as 'cross-hedging.' The Funds have no specific limitation on the percentage of assets they may commit to foreign contracts, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests. A Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

                                  RISK FACTORS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds; nor can there be any assurance that the Funds' investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in the Funds can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Funds' portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of the Funds will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which a Fund is invested may also be reflected in declines in the price of the Shares of the Fund. Changes in interest rates will affect the value of a Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of a Fund's Shares. Changes in currency valuations will also affect the price of the Shares of a Fund. History reflects both decreases and increases in worldwide stock markets, the prevailing rate of interest, and currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the Investment Managers will not always be profitable or prove to have been correct. The Funds are not intended as a complete investment program.

    Templeton Bond, Stock, Asset Allocation, and International Funds have an unlimited right to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Also, some countries may withhold portions of interest and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

    In many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. It may be more difficult to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of any of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Certain Funds may invest in Eastern European countries, which involves special risks that are described under 'Investment Objectives and Policies--Risk Factors' in the SAI.

    Although they may offer higher yields than do higher rated securities, low rated and unrated securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of debt securities that are low rated securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

    Low rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.


    The Funds will usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another.

    Successful use of forward contracts, options and futures contracts are subject to special risk considerations and transaction costs. A liquid secondary market for forward contracts, options and futures contracts may not be available when a position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the contract or option is based and movements in the securities or currency in a Fund's portfolio. Successful use of forward contracts, options and futures contracts is further dependent on the ability of a Fund's Investment Manager to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


                               PURCHASE OF SHARES

Shares of the Funds are offered on a continuous basis at the respective net asset value of each Fund only to separate accounts of insurance companies to serve as the underlying investment vehicle for both variable annuity and variable life insurance contracts. Individuals may not purchase shares directly from the Funds. Please read the prospectus of the insurance company Separate Account for more information on the purchase of Fund Shares.

    In the event that the Trust serves as investment vehicle for both variable annuity and variable life insurance contracts, or for both variable life insurance contracts of an insurer and other variable contracts of an unaffiliated insurer, the Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners and/or between separate accounts of different insurers, as the case may be, and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Trust due to differences in tax treatment, the management of investments, or other considerations.

                                NET ASSET VALUE

The net asset value of the Shares of each Fund is determined as of the scheduled closing time of the New York Stock Exchange (NYSE) (generally 4:00 p.m., New York time) on each day the NYSE is open for trading. The net asset value of the Shares of Templeton Bond, Stock, Asset Allocation, and International Funds is computed by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchanges rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of each Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales and redemptions of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.


    Templeton Money Market Fund uses the amortized cost method to determine the value of its portfolio securities. This method involves valuing a security at cost and then assuming a constant accretion of discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The Fund intends to use its best efforts to maintain its net asset value at $1.00 per Share, although there can be no assurance that this will be achieved. See 'Purchase and Redemption of Shares; Net Asset Value' in the Statement of Additional Information for a description of certain conditions and procedures followed by the Fund in connection with amortized cost valuation.


                              REDEMPTION OF SHARES

The Trust will redeem all full and fractional Shares presented for redemption on any business day. Redemptions are effected at the per Share net asset value next determined after receipt of proper notice of the redemption. Redemption proceeds normally will be paid to the insurance company within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. The Trust will redeem Shares of each Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder. In consideration of the best interests of the remaining Shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that Shares would ever be redeemed in kind. If Shares are redeemed in kind, however, the redeeming Shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

    Please refer to the prospectus of your insurance company's Separate Account for information on how to redeem from each Fund.

                                   EXCHANGES

Shares of any one Fund may be exchanged for Shares of any other Fund available as an investment option in a Separate Account. Exchanges are treated as a redemption of Shares of one Fund and a purchase of Shares of the other Fund and are effected at the respective net asset value per Share of each Fund on the date of the exchange. Please refer to the prospectus of your insurance company's Separate Account for more information concerning exchanges.


                            MANAGEMENT OF THE TRUST

The Trust is managed by its Board of Trustees and all powers of the Trust are exercised by or under authority of the Board. Information relating to the Trustees and Officers is set forth under the heading 'Management of the Trust' in the Statement of Additional Information.


INVESTMENT MANAGERS

The Investment Manager of Templeton Stock Fund, Templeton Asset Allocation Fund and Templeton International Fund is Templeton Investment Counsel, Inc. ('TICI'). The Investment Manager of Templeton Bond Fund and Templeton Money Market Fund is Templeton Global Bond Managers, a division of TICI. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Managers manage the investment and reinvestment of the Fund's assets. TICI is an indirect wholly owned subsidiary of Franklin Resources, Inc. ('Franklin'). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. The Investment Managers and their affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations. The Templeton organization has been investing globally over the past 52 years and, with its affiliates, provides investment management and advisory services to a worldwide client base, including over 4.3 million mutual fund shareholders, foundations, endowments, employee benefit plans and individuals. The Investment Managers and their affiliates have approximately 4,100 employees in ten different countries, including the United States, Australia, Scotland, Germany, Hong Kong, Luxembourg, Bahamas, Singapore, Canada and Russia.

    The Investment Managers use a disciplined, long-term approach to value oriented global and international investing. They have an extensive global network of investment research sources. Securities are selected for each Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by the Investment Managers' research on superior selection methods.

    The Investment Managers do not furnish any other services or facilities for the Funds, although such expenses are paid by some investment advisers of other investment companies. As compensation for these services, each Fund pays its respective Investment Manager a fee which, during the most recent fiscal year, represented the following percentage of its average daily net assets: Templeton Money Market Fund, 0.35%; Templeton Bond Fund, 0.50%; Templeton Stock Fund, 0.50%; Templeton Asset Allocation Fund, 0.50%; and Templeton International Fund, 0.50%.

    Currently, the lead portfolio manager of Templeton Bond Fund and the fixed income portion of the Templeton Asset Allocation Fund is Thomas Latta, Vice President of TGBM. Mr. Latta joined the Templeton organization in 1991. He is the senior portfolio manager for developed markets fixed income and has research responsibilities for the core European markets. Mr. Latta is also responsible for internal fixed income systems development. Mr. Latta began working in the securities industry in 1981. His experience includes seven years with Merrill Lynch where he was part of an investment team to the Saudi Arabian Monetary Authority in Riyadh, Saudi Arabia. While at Merrill Lynch, Mr. Latta also acted as an advisor to investment managers concerning the modeling and application of interest rate strategies in fixed income portfolios. Neil Devlin and Tom Wilkinson exercise secondary portfolio management responsibilities with respect to Bond Fund and the fixed income portion of the Asset Allocation Fund. Mr. Devlin, Executive Vice President of Templeton Global Bond Managers division of the Investment Manager, joined the Templeton organization in 1987. Prior to that time, he was a portfolio manager and bond analyst with Constitutional Capital Management of Boston, where he managed a portion of the Bank of New England's pension money, a number of trust and corporate pension accounts, and began and managed a mortgage-backed securities fund for the Bank. Before that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Wilkinson, Vice President of TGBM, joined the Templeton organization in 1985 and is the senior portfolio manager for Franklin Templeton's emerging markets fixed income group with research responsibilities covering East Asia.

    The lead portfolio manager for Templeton Stock Fund is Mark R. Beveridge. Mr. Beveridge, Vice President of TICI, joined the Templeton organization in 1985. He has responsiblity for the industrial component and Latin American bank industries and has market coverage of Thailand, Philippines and the Andean Pact nations. Prior to joining the Templeton organization, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He has a Bachelors Degree in Business Administration with emphasis in finance from the University of Miami. Lauretta A. Reeves, Vice President of TICI, and Howard
J. Leonard, Senior Vice President of TICI, exercise secondary portfolio manage-ment responsibilities. Ms. Reeves joined the Templeton organization in 1987 as an equity trader and moved into the research group in 1989. She has research responsibility for the chemical, medical supply and European and Asian banking sectors, as well as the coverage of the Begian market. Prior to joining the Templeton organizaion, Ms. Reeves was manager of equity trading for first Equity Corporation of Florida, a regional brokerage firm. Previously, she worked in similar positions with two other brokerage houses. She received her Masters in Business Administration from Nova University and a B.A. in Business Adminis-tration with high honors from Florida International University. Mr. Leonard has reserach responsibilities for the global forest products, money management and airline industries and coverage of Indonesia, Switzerland, Brazil and India. Prior to joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed income research activities and its proxy voting service for large pension plan sponsors. He also previously worked at Provident National Bank as a security analyst. Mr. Leonard hold a B.B.A. in Finance and Economics from Temple University.

    The lead portfolio manager for the Templeton International Fund is Lauretta
A. Reeves. Peter Nori and Gary Motyl exercise secondary portfolio management responsibility. Mr. Nori is a research analyst whose current responsibilities include covering data processing/software, textile and apparel stocks. Mr. Nori completed Franklin's management training program before moving into portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. He holds a B.S. degree in Finance and an M.B.A with an emphasis in finance from the University of San Francisco. Mr. Motyl has been a security analyst and portfolio manager with TICI since 1981. His research responsibilities include the global automobile industry. Prior to joining the Templeton organization, Mr. Motyl worked from 1974-1979 as a 1981 with Landmark First National Bank. He holds a B.S. in Finance from Lehigh University and an M.B.A. from Pace University.

    The lead portfolio manager for the equity portion of the Templeton Asset Allocation Fund is Gary Clemons, Vice President of TICI. He is a research analyst with responsiblity for the financial services and telecommunications industry, as well as country coverage of Argentina and Sweden. Prior to joining the Templeton organization in 1993. Mr. Clemons worked as a research analyst for Structured Asset Management in New York, a subsidiary of Templeton International where his duties included management of a small capitalizaiton fund. He holds an M.B.A. with an emphasis on finance/investment banking from the University of Wisconsin and a B.S. from the University of Nevada-Reno. Peter Nori and James Chaney exercise secondary portfolio management responsibilities for the equity portion of the Templeton Asset Allocation Fund. Mr. Chaney, Senior Vice Pres-ident of TICI, has global researach responsibility for merchandising, regional banks and environmental companies. Prior to joining the Templeton organization in 1991, Mr. Chaney spent six years with GE Investments, where he was vice president of international equities. He also has seven years experience as an international consulting engineer and project manager. Mr. Chaney holds an M.B.A. with high honors from Columbia University, an M.S. in Engineering from Northeastern University and a B.S. in Engineering from the University of Massachusetts-Amherst.


    Further information concerning the Investment Managers, including the services they render and their selection of brokers to execute portfolio transactions, is included under the heading 'Investment Management and Other Services' in the Statement of Additional Information.

                                 T-19
BUSINESS MANAGER

Templeton Funds Annuity Company, P.O. Box 33030, St. Petersburg, Florida 33733-8030, telephone (800) 774-5001 or (813) 823-8712, provides certain administrative facilities and services for the Trust, including payment of salaries of officers, preparation and maintenance of books and records, daily pricing of each Fund's investment portfolio, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements. For its services, the Business Manager receives a fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of such assets in excess of $200,000,000, to 0.10% of such assets in excess of $700,000,000, and to 0.075% of such assets in excess of $1,200,000,000.

EXPENSES

During the fiscal year ended December 31, 1994, expenses amounted to the following percentage of each Fund's average daily net assets: Templeton Money Market Fund, 0.71%; Templeton Bond Fund, 0.90%; Templeton Stock Fund, 0.73%; Templeton Asset Allocation Fund, 0.75%; and Templeton International Fund, 0.83%.

DISTRIBUTOR

Shares of the Trust are distributed through Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030, toll free telephone
(800) 292-9293.


                             BROKERAGE COMMISSIONS

The Trust's brokerage policies are described under the heading 'Brokerage Allocation' in the Statement of Additional Information. The Trust's brokerage policies provide that the receipt of research services from a broker is a factor which may be taken into account in allocating securities transactions as long as the prices and execution provided by the broker equal the best available within the scope of the Trust's brokerage policies.


                          DIVIDENDS AND DISTRIBUTIONS

Templeton Money Market Fund's net investment income (consisting principally of interest accrued or discount earned less amortization of premium and estimated expenses) is declared as a dividend daily, including weekends and holidays, immediately prior to the determination of net asset value, and is paid monthly. Templeton Bond, Stock, Asset Allocation, and International Funds normally intend to pay annual dividends representing substantially all of their net investment income and to distribute annually any net realized capital gains.

    Any distributions made by any Fund will be automatically reinvested in additional Shares of that Fund, unless an election is made on behalf of a Shareholder to receive distributions in cash. Dividends or distributions by a Fund other than Templeton Money Market Fund will reduce the per share net asset value by the per share amount so paid.


                           FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the 'Code'). A Fund so qualifying generally will not be subject to federal income taxes on amounts distributed to Shareholders. In order to qualify as a regulated investment company, a Fund must, among other things, meet certain source of income requirements. In addition, each Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


    Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. See the Statement of Additional Information for more information about this tax and its applicability to the Funds.


    Distributions of any net investment income and of any net realized short-term capital gains in excess of net realized long-term capital losses are treated as ordinary income for tax purposes in the hands of the Shareholder (the Separate Account). The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by a Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Separate Account regardless of the length of time the Separate Account may have held the Shares. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Reference is made to the Prospectus for the applicable Contract for information regarding the federal income tax treatment of distributions to an owner of a Contract.


    To comply with regulations under Section 817(h) of the Code each Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, in the case of U.S. Government securities, each U.S. Government agency or instrumentality is treated as a separate issuer. Any securities issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an instrumentality of the U.S. Government are treated as a U.S. Government security for this purpose.

    The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

    In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Fund's investment objective or investment policies. While each Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding Shares, the Trustees have reserved the right to modify the investment policies of the Funds as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the Shares of the Funds underlying the Separate Account.

                               OTHER INFORMATION

CAPITALIZATION

The Trust was organized as a Massachusetts business trust on February 25, 1988 and currently consists of five separately managed Funds. The Board of Trustees may establish additional Funds in the future. The capitalization of the Trust consists solely of an unlimited number of Shares of beneficial interest with a par value of $0.01 each. When issued, Shares of the Trust are fully paid, non-assessable by the Trust and freely transferable.

    Unlike the stockholder of a corporation, Shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS

Shareholders of the Trust are given certain voting rights. Each Share of each Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. In accordance with current applicable law, the Separate Account, as Shareholder of the Trust, is required to vote the Shares of the Trust at any regular and special meeting of the Shareholders of the Trust in accordance with instructions received from owners of the variable contracts. See the Prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

    Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In addition, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the Shareholders of the Trust. In addition, the holders of not less than two-thirds of the outstanding Shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding Shares or other voting interests of the Trust. The Trust is required to assist in Shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Trust will request voting instructions from contract owners and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received.


    For more information on the Trust, the Funds, and their investment activity and concurrent risks, a Statement of Additional Information may be obtained without charge upon request to Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, Florida, 33733-8030 -- toll free telephone (800) 774-5001 or (813) 823-8712.


PERFORMANCE INFORMATION

Templeton Money Market Fund may include its yield and effective yield in advertisements or reports to Shareholders or prospective investors, and each Fund may include its total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.


    Templeton Money Market Fund calculates current yield by annualizing the dividend for the most recent seven-day period and dividing by the net asset value on the last day of the period for which yield is presented. Templeton Money Market Fund's effective yield is calculated similarly but assumes that income earned from the investment is reinvested. The Fund's effective yield will be slightly higher than its yield because of the compounding effect of this assumed reinvestment. Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in a Fund at the end of a defined period of time. Quotations of yield or total return for the Funds will not take into account charges and deductions against any separate account to which the Funds' Shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a separate account will take such charges into account. For a description of the methods used to determine total return for the Funds, see 'Performance Information' in the Statement of Additional Information.

STATEMENTS AND REPORTS

The Trust's fiscal year ends on December 31. Annual reports (containing financial statements audited by independent auditors and additional information regarding the Funds' performance) and semi-annual reports (containing unaudited financial statements) are sent to Shareholders each year. Additional copies may be obtained, without charge, upon request to the Business Manager.